UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2006
TRIAD FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	333-126538 (Commission File Number)	33-0356705 (IRS Employer Identification No.)
7711 Center Avenue, Suite 100
Huntington Beach, California 92647
(Address of Principal executive offices, including Zip Code)
(714) 373-8300
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (b), (d) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02 (b), (d) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On April 13, 2006 our Goldman Sachs investors advised us that Lance N. West had resigned his position as a director of Triad Financial Corporation and its parent companies. Mr. West had been appointed to Triad’s board by the Goldman Sachs investors, pursuant to the Stockholders Agreement, dated as of April 29, 2005, among Triad Holdings Inc., our parent company, Triad Holdings, LLC and James M. Landy. The Goldman Sachs investors appointed Daniel J. Pillemer to replace Mr. West pursuant to the terms of the Stockholders Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD FINANCIAL CORPORATION
/s/ Timothy M. O'Connor
Date: April 13, 2006	Name:	Timothy M. O’Connor
	Title:	Senior Vice President

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